Exhibit 99.6

Client Name:	Wells Fargo Bank, N.A.
Client Project Name:	Wells Fargo SEC WFMBS 2018-1
Deal Loan Count:	675

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4320	TRID - CD: The stated Closing Costs Financed (Paid from Your Loan Amount) amount in the CD Calculating Cash to Close section (Alt Version) does not equate to the amount based on the Reg's formula.	7
Compliance	Federal Consumer Protection	CMPFDCP3206	NMLS License verification found Loan Originator Name does not match ID	104
Total				111

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